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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                ______________

                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 5, 1999


                                ______________

                                 BANCTEC, INC.
            (Exact name of Registrant as specified in its charter)


          DELAWARE                                0-9859                         75-1559633
       (State or other                   (Commission File Number)             (I.R.S. Employer
jurisdiction of incorporation)                                             Identification Number)

      4851 LBJ FREEWAY,
         12TH FLOOR
       DALLAS, TEXAS                                                                75244
   (Address of principal                                                         (Zip code)
     executive offices)

      Registrant's telephone number, including area code:  (972) 341-4000


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

     On April 5, 1999, BancTec, Inc., a Delaware corporation ("BancTec"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Colonial Acquisition Corp., a Delaware corporation ("Newco"). The Merger Agreement contemplates the merger (the "Merger") of Newco with and into BancTec. Under the terms of the Merger Agreement, approximately 97% of BancTec's common stock, par value $0.01 per share ("BancTec Common Stock"), will be converted into the right to receive $18.50 in cash per share. BancTec's current stockholders will retain the remaining shares, which will be approximately 6.5% of the post-Merger common stock. Newco has agreed to seek an independent third party investor to buy an estimated 6.5% of BancTec's post-Merger common stock. If Newco arranges for such an investor to make such a purchase, BancTec's current stockholders will receive $18.50 in cash for 100% of their shares.

     The Merger is conditioned upon, among other things, approval of the stockholders of BancTec, receipt of financing and upon certain regulatory approvals. A copy of the Merger Agreement is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

     A copy of the press release issued by BancTec announcing the execution of the Merger Agreement is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

     Effective as of May 26, 1998, BancTec amended and restated its Rights Agreement, dated as of May 26, 1998 (the "First Amended and Restated Rights Agreement"). The text of the First Amended and Restated Rights Agreement is attached hereto as an exhibit and is incorporated herein by reference in its entirety. In addition, BancTec has amended the First Amended and Restated Rights Agreement to provide, among other things, that Newco and its affiliates will not be deemed an Acquiring Person (as such term is defined in the First Amended and Restated Rights Agreement) and the First Amended and Restated Rights Agreement will expire immediately prior to the effective time of the Merger.
The text of the amendment is attached hereto as an exhibit and is incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(C)       EXHIBITS.

          2.1 -- Agreement and Plan of Merger, dated April 5, 1999, by and between BancTec, Inc. and Colonial Acquisition Corp.

          4.1 -- First Amended and Restated Rights Agreement, dated April 5, 1999, between BancTec, Inc. and American Stock Transfer & Trust Company

          4.2 -- Amendment No. 1 to Rights Agreement, dated April 5, 1999, between BancTec, Inc. and American Stock Transfer & Trust Company

          99.1 --  Press release dated April 5, 1999

          99.2 -- Letter agreement dated April 5, 1999, among Welsh, Carson, Anderson & Stowe VIII, L.P., Colonial Acquisition Corp. and BancTec, Inc.

          99.3 -- Letter agreement dated April 5, 1999, between Welsh, Carson, Anderson & Stowe VIII, L.P. and Colonial Acquisition Corp.

          99.4 -- Letter agreement dated April 5, 1999, between WCAS Capital Partners III, L.P. and Colonial Acquisition Corp.

          99.5 -- Letter agreement dated April 5, 1999, among Welsh, Carson, Anderson & Stowe VIII, L.P., Chase Securities Inc. and Chase Bank of Texas, N.A.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BANCTEC, INC.



                                        By:     /s/ Tod V. Mongan
                                        Name:   Tod V. Mongan
                                        Title:  Senior Vice President

Date:  April 7, 1999
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                                 EXHIBIT INDEX

Exhibit
Number                               Exhibit Title
------                               -------------

2.1        --    Agreement and Plan of Merger, dated April 5, 1999, by and
                 between BancTec, Inc. and Colonial Acquisition Corp.

4.1        --    First Amended and Restated Rights Agreement, dated April 5,
                 1999, between BancTec, Inc. and American Stock Transfer & Trust
                 Company

4.2        --    Amendment No. 1 to Rights Agreement, dated April 5, 1999,
                 between BancTec, Inc. and American Stock Transfer & Trust
                 Company

99.1       --    Press release dated April 5, 1999

99.2       --    Letter agreement dated April 5, 1999, among Welsh, Carson,
                 Anderson & Stowe VIII, L.P., Colonial Acquisition Corp. and
                 BancTec, Inc.

99.3       --    Letter agreement dated April 5, 1999, between Welsh, Carson,
                 Anderson & Stowe VIII, L.P. and Colonial Acquisition Corp.

99.4       --    Letter agreement dated April 5, 1999, between WCAS Capital
                 Partners III, L.P. and Colonial Acquisition Corp.

99.5       --    Letter agreement dated April 5, 1999, among Welsh, Carson,
                 Anderson & Stowe VIII, L.P., Chase Securities Inc. and Chase
                 Bank of Texas, N.A.